EXHIBIT 10.4

                               SECURED DEMAND NOTE

$100,000.00                                                  March 27, 1998

For value received, Howtek, Inc., a Delaware company with a principal place of business at 21 Park Avenue, Hudson, New Hampshire 03051 (the "Company") promises to pay to the order of Lawrence A. Howard, at 660 Madison Ave., 14th Floor, New York, NH 10021 (the "Payee"), the principal amount of one hundred thousand dollars ($100,000). Principal on this Note shall be due and payable in full, together with interest accrued and any penalties provided for herein, on five
(5) day's written notice. Payments will be made by certified check delivered to the Payee or the holder at the address furnished to the Borrower for that purpose. Principal on this note shall bear interest at the rate of 12% per annum, compounded monthly.

The Borrower may pay this Note in whole or in part without penalty or premium at anytime prior to maturity.

The principal on this Note is secured by a security interest in certain assets of the Company granted pursuant to a certain Security Agreement between the Borrower and the Payee of even date hereof. This Note is entitled to all of the benefits and obligations of said Security Agreement. Upon any Event of Default, as defined in the Security Agreement, this Note shall be forthwith accelerated and due and payable for an amount equal to the principal then outstanding. The Borrower hereby agrees to execute and make all appropriate filings of any financing statements or other filings which shall evidence the Borrower's grant of a security interest to the Payee in order to secure the performance of the obligations of the Borrower pursuant to this Note.

The Borrower and all endorsers and guarantors of the Note hereby waive presentment (other than on maturity), demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery acceptance, performance or enforcement of this Note and agree to pay upon demand all costs, charges and expenses of collecting amounts due under the Note or the Agreements, including attorney's fees and expenses, court costs and other disbursements incurred or paid by the Payee in connection therewith. This Note shall be binding upon and inure to the benefit of the Borrower and the Payee and their respective successors and assigns.

This Note shall be governed by and construed in accordance with the internal laws of the State of New Hampshire.

IN WITNESS WHEREOF, Borrower has caused its duly authorized officer to execute this Note as an instrument under seal as of the date first written above.

HOWTEK, INC.

    /s/ W. Scott Parr
-----------------------------------
By: W. Scott Parr, President & CEO

Witness /s/ Connie Webster
       ----------------------------



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                               SECURITY AGREEMENT

Howtek, Inc. a Delaware corporation with a principal place of business at 21 Park Ave. (hereinafter called the "debtor"), subject to the terms and conditions hereof, hereby assigns, mortgages, pledges, transfers and grants a continuing security interest to Lawrence A. Howard (hereinafter called the "Secured
Party"), in all of the Debtor's right and interest in and to all accounts, contract rights, rights to payment, inventory, equipment, intangible property, patents and other property or rights of any kind. The property described above shall hereafter be collectively referred to as the "Collateral."

The Collateral is pledged and mortgaged and a security interest therein is granted to the Secured Party, as security for payment of all sums due under certain Secured Term Note (the "Note") of the Debtor in the original aggregate principal amount of $100,000. (hereinafter referred to as the "obligations") issued by the Debtor to Lawrence A. Howard, dated as of March 27, 1998.

     1. Covenants Re Collateral.

     (a) The Debtor will join with the Secured Party in executing appropriate financing statements under the Uniform Commercial Code (the "Code") and will at all times and from time to time, at the request of the Secured Party, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and financing statements as the Secured Party may require, to vest more completely and assure to the Secured Party its rights hereunder in or to the Collateral, including without limitation, the preparation, execution and delivery of any additional financing statements and security agreements extending to any Collateral which is, or may subsequently become located outside the State of New Hampshire. The Debtor hereby appoints the Secured Party as its authorized agent and attorney-in-fact to execute and file appropriate financing statements, continuation statements and termination statements in each and every jurisdiction in which the Collateral is or may be located, now or in the future.

     (b) The Secured Party shall be under no obligation to take steps necessary to preserve its rights in any Collateral against other parties but may do so at its option and at the expense of the Debtor. At its option and upon prior written notice to the Debtor, the Secured Party may discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of the Debtor so to do, purchase insurance on any Collateral and pay for the preservation thereof, and the Debtor agrees to reimburse the Secured Party on demand for any payments made or expenses incurred by the Secured Party pursuant to the foregoing authorization. The Secured Party may, at any time after default hereunder, take control of the Collateral to which the Secured Party is entitled hereunder or under applicable law.

     2. Events of Default.

If any of the following circumstances or events shall occur and be continuing (individually, an "Event of Default"):

     (e) failure by the Debtor to pay the principal on the Note when due by its terms, or any installment thereof, for ten (10) after notice of any default in payment has



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          been made in writing to the Debtor by the Secured Party; or

     (f)  the cessation of the business of the Debtor as a going concern; or

     (g) the failure of the Debtor to perform or observe any other term, covenant or agreement contained in this Agreement, or the Note on its part to be performed or observed and any such failure remains unremedied for thirty (30) days after notice of such breach has been provided to the Debtor; or

     (h) the Debtor's ability to pay the Obligations shall be impaired because the Debtor shall be involved in financial difficulties as evidenced
          (i) by its admitting in writing its inability to pay its debts generally as they become due; (ii) by its commencement of a voluntary case under Title 11 of the United States Code, the Federal Bankruptcy Code, as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other government body, the commencement of such voluntary case; (iii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing provided, or by its failing to controvert timely the material allegations of any such petition; (iv) by the entry of an order of relief in any involuntary case commenced under such laws, except that the Debtor shall have a reasonable period, not to exceed ninety (90) days, to have such order revoked; (v) by its otherwise seeking relief as a debtor under any applicable law, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief; (vi) by the entry of an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent; (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property or assets; or (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

then, and in any such event, the Secured Party may, by notice to the Debtor, declare the entire unpaid principal amount of the Note, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Debtor.

     3. Annulment of Defaults.

Section 2 above is subject to the condition that, if at any time after the principal of any of the Note or the Obligations shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon all the Note and all other sums payable under the Note or this Agreement (except the principal of the Note which by such declaration shall have become payable) shall have been duly paid, and every other default shall have been made good or cured, then and in every such case the Secured Party shall, by written instrument filed with the Debtor, rescind and annul such declaration and its consequences; but no such rescission or



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annulment  shall extend to or affect any subsequent  default or Event of Default or impair any right consequent thereon.

     4. Rights and Remedies on Default.

Upon the occurrence of any event of Default, and at any time thereafter, the Secured Party shall have the rights and remedies of a secured party under the Code in addition to the rights and remedies provided herein or in any other instrument or agreement executed by Debtor. Wherever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given to the Debtor at least twenty (20) days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be. Expenses of retaking, holding, preparing for sale, selling or the like with respect to the Collateral, shall include the Secured Party's reasonable attorneys' fees and the legal expenses.

     5. General Intangibles and Names.

Upon the occurrence of any Event of Default or at any time thereafter, on request of the Secured Party, the Debtor shall execute and deliver to such Secured Party any and all instruments as may be required to further vest in the Secured Party the right to the Collateral.

     6. Waiver of Demand.

DEBTOR WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO NOTICE OF JUDICIAL HEARING IN ADVANCE OF THE ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS HEREUNDER, INCLUDING, WITHOUT LIMITATION THE SECURED PARTY'S RIGHTS FOLLOWING AN EVENT OF DEFAULT TO TAKE IMMEDIATE POSSESSION OF THE COLLATERAL AND EXERCISE ITS RIGHTS WITH RESPECT THERETO. With respect both to the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment of any other indulgence, to any substitution, exchange or release of any collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising, adjusting or discharge of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable.

     7. General.

Any condition or restriction hereinabove imposed with respect to the Debtor may be waived, modified or suspended by the Secured Party but only on the Secured Party's consent in writing and only as so expressed in such writing and not otherwise. The Secured Party shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. The Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently. Any demand upon, or notice to, Debtor that the Secured Party may elect to give shall be effective when deposited in the mails by first class mail, postage prepaid, addressed to Debtor



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at the address shown at the beginning of this Security  Agreement or as modified by any notice given after the date hereof. If any term or condition hereof shall be invalid or unenforceable to any extent or in any application, then the remainder hereof shall not be affected thereby, and each and every term and condition hereof shall be void and enforced to the fullest extent and in the broadest application permitted by law. Whenever there are no Obligations outstanding hereunder and no commitment on the part of any Secured Party under any agreement which might give rise to any Obligation, the Debtor may then terminate this Agreement upon written notice to the Secured Party. This
Agreement and all rights and obligation hereunder, including matters of construction, validity and performance, shall be governed by the internal laws of the State of New Hampshire.

IN WITNESS WHEREOF, this Security Agreement is executed as an instrument under seal by each of the undersigned Debtor and Secured Party as of this 27th day of March, 1998.

Howtek, Inc.


    /s/ W. Scott Parr
----------------------------------
By: W. Scott Parr, President & CEO       Witness: /s/ Connie Webster
                                                 -------------------------
    /s/ Lawrence A. Howard               Witness: /s/  Jessy Fazekas
----------------------------------               -------------------------
Lawrence A. Howard